UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          July 23, 2009
(Date of earliest event reported)

LABORATORY CORPORATION OF
AMERICA HOLDINGS

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-11353	13-3757370

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

358 SOUTH MAIN STREET, BURLINGTON, NORTH CAROLINA	27215	336-229-1127

(Address of principal executive offices)	(Zip Code)	(Registrant's telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01. Regulation FD Disclosure

Summary information of the Company dated July 23, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Laboratory Corporation of America Holdings (Registrant)
Date: July 23, 2009	By:	/s/F. Samuel Eberts III
F. Samuel Eberts III, Chief Legal Officer and Secretary

8-K Filed July 23, 2009

Introduction

This slide presentation contains forward-looking statements which are subject to change based on various important factors, including without limitation, competitive actions in the marketplace and adverse actions of governmental and other third-party payors.

Actual results could differ materially from those suggested by these forward-looking statements.  Further information on potential factors that could affect the Company’s financial results is included in the Company’s
Form 10-K for the year ended December 31, 2008, and subsequent SEC filings. The Company has no obligation to provide any updates to these forward-looking statements even if its expectations change.

Second Quarter Results
(In millions, except per share data)

6/30/2009

6/30/2008

+/(-)

Revenue

1,188.8

$

1,147.8

$

3.6%

Adjusted Operating Income

(1)

254.9

$

256.2

$

-0.5%

Operating Income Margin

(1)

21.4%

22.3%

(90)

bp

Adjusted EPS

(1)

1.30

$

1.24

$

4.8%

Operating Cash Flow

182.4

$

194.7

$

-6.3%

Less: Capital Expenditures

(23.7)

$

(41.0)

$

-42.2%

Free Cash Flow

158.7

$

153.7

$

3.3%

(1) See Reconciliation of non-GAAP Financial Measures (included herein)

$ Millions
$1,000
$800
$600
$400
$200
$-
$538
$443
$574
$481
$632
$516
$710
$567
$781
$624
$801
$669
2004
2005
2006
2007
2008
TTM
Operating Cash Flow
Free Cash Flow

Cash Flow Trends

10% OCF CAGR

2004-2008

Client, 27.2%
Patient, 7.6%
Medicare and Medicaid, 20.2%
Managed Care Capitated, 3.9%
Managed Care Fee for Service, 41.1%

Revenue by Payer- US
2009 YTD

All Genomic, 15.4%
Other Esoteric, 13.2%
Histology, 6.7%
Core, 64.6%

LabCorp
Laboratory Corporation of America

Revenue by Business Area - US
2009 YTD

Revenue by Payer
(in millions, except PPA)

YTD Q2-2007

YTD Q2-2008

YTD Q2-2009

Revenue

Revenue

Revenue

$'s

%

Accns

PPA

$'s

%

Accns

PPA

$'s

%

Accns

PPA

Client

525.1

$

26%

17.071

30.76

$

585.9

$

28%

17.625

33.24

$

606.8

$

27%

17.791

34.11

$

Patient

195.5

10%

1.226

159.44

$

190.8

9%

1.156

165.08

$

169.8

8%

1.060

160.21

$

Third Party

(Medicare/Medicaid)

373.7

18%

9.221

40.53

$

403.6

19%

9.545

42.28

$

449.4

20%

9.989

44.99

$

Managed Care:

- Capitated

86.8

4%

7.765

11.18

$

88.1

4%

7.501

11.74

$

86.7

4%

7.559

11.48

$

- Fee for service

860.7

42%

18.662

46.12

$

851.6

40%

18.890

45.08

$

914.6

41%

19.464

46.99

$

  Total Managed Care

947.5

46%

26.427

35.85

$

939.6

44%

26.391

35.60

$

1,001.4

45%

27.023

37.06

$

LabCorp Total - US

2,041.8

$

100%

53.945

37.85

$

2,119.9

$

100%

54.717

38.74

$

2,227.4

$

100%

55.863

39.87

$

LabCorp Total - Canada

-

$

-

-

-

131.1

$

3.935

33.32

$

117.2

$

4.633

25.29

$

  LabCorp Total

2,041.8

$

53.945

37.85

$

2,251.0

$

58.652

38.38

$

2,344.5

$

60.496

38.75

$

Revenue by Business Area
(in millions, except PPA)

YTD Q2-2007

YTD Q2-2008

YTD Q2-2009

Revenue

Revenue

Revenue

$'s

%

Accns

PPA

$'s

%

Accns

PPA

$'s

%

Accns

PPA

All Genomic

314.3

$

15%

4.246

74.01

$

321.2

$

15%

4.310

74.53

$

343.2

$

15%

4.521

75.90

$

Other Esoteric

220.3

11%

5.396

40.83

245.9

12%

5.951

41.32

295.0

13%

6.938

42.52

Histology

164.1

8%

1.367

120.02

161.7

8%

1.284

125.90

149.6

7%

1.230

121.67

  All Genomic / Esoteric

698.7

34%

11.009

63.47

728.8

34%

11.546

63.12

787.8

35%

12.689

62.08

Core

1,343.1

66%

42.936

31.28

1,391.1

66%

43.172

32.22

1,439.6

65%

43.175

33.34

LabCorp Total - US

2,041.8

$

100%

53.945

37.85

$

2,119.9

$

100%

54.717

38.74

$

2,227.4

$

100%

55.863

39.87

$

LabCorp Total - Canada

-

$

-

-

-

131.1

$

3.935

33.32

$

117.2

$

4.633

25.29

$

  LabCorp Total

2,041.8

$

53.945

37.85

$

2,251.0

$

58.652

38.38

$

2,344.5

$

60.496

38.75

$

•
•
•
•

LabCorp
Laboratory Corporation of America

Financial Guidance - 2009

          Excluding the impact of restructuring and other special
charges and share repurchase activity after June 30,
2009, guidance for 2009 is:

  Revenue growth:

Approximately 4%

  Adjusted EPS (1):

$4.85 to $4.95

  Operating cash flow of approximately(2):

$800 Million

  Capital expenditures of approximately:

$130 Million

          (1) Excludes restructuring and other special charges and any impact from the expected acquisition of Monogram
BioSciences.

       (2) Operating cash flow guidance excludes any transition payments to UnitedHealthcare and includes a $54.8 million reduction due to required contributions to the Company’s defined benefit retirement plan.

Supplemental Financial
Information

Q1 09

Q2 09

YTD 09

Depreciation

$31.8

$32.9

$64.7

Amortization

$15.1

$15.2

$30.3

Capital expenditures

$30.7

$23.7

$54.4

Cash flows from operations

$208.9

$182.4

$391.3

Bad debt as a percentage of sales

5.32%

5.30%

5.31%

Effective interest rates on debt:

  Zero-coupon subordinated notes

2.00%

2.00%

2.00%

  5 1/2% Senior Notes

5.38%

5.38%

5.38%

  5 5/8% Senior Notes

5.75%

5.75%

5.75%

  Term loan

3.67%

3.67%

3.67%

  Revolving credit facility (weighted average)

0.97%

0.76%

0.76%

Days sales outstanding

52

50

50

UnitedHeathcare transition payments - Billed

$5.5

$12.4

$17.9

UnitedHeathcare transition payments - Paid

$5.5

$10.5

$16.0

Laboratory Corporation of America

Other Financial Information

June 30, 2009

($ in millions)

Reconciliation of non-GAAP

Financial Measures

2009

2008

Adjusted Operating Income

Operating income

$244.7

$195.2

Restructuring and other special charges (1)

$10.2

$61.0

Adjusted operating income

$254.9

$256.2

Adjusted EPS

Diluted earnings per common share

$1.24

$0.92

Impact of restructuring and other special charges (1)

0.06

0.32

Adjusted EPS

$1.30

$1.24

Three Months Ended June 30,

(1) Includes net restructuring charges of $10.2 and $16.0 recorded in the second quarter of 2009 and

2008, respectively. In addition, the Company increased its allowance for doubtful accounts by $45 as of June 30, 2008, due to the impact of the economy, higher patient deductibles and co-

payments, and recent acquisitions on the collectibility of accounts receivable balances.

Reconciliation of non-GAAP Financial Measures

(In millions, except per share data)